Transaction

Issuer	Centex Home Equity Loan Trust
Series	2003-B

Collateral	$700 Million of Fixed and Adjustable Home Equity Mortgage Loans

Servicer	Centex Home Equity Company, LLC

Rating Agencies	Moody's, Fitch and S&P

Structure

Credit Support
1-	Excess Interest
2-	Overcollateralization
3-	Subordination
	Class	Moody's	Fitch	S&P	Cpn Type	Amount	Initial Size	Initial C/E	Stepdown C/E
	Seniors	Aaa	AAA	AAA	Fix / Float	581,000,000	83.00%	17.00%	39.20%
	M-1	Aa2	AA	AA	Float	49,000,000	7.00%	10.00%	25.20%
	M-2	A2	A+	A	Float	36,750,000	5.25%	4.75%	14.70%
	M-3	Baa1	BBB+	BBB+	Float	22,750,000	3.25%	1.50%	8.20%
	B	Baa2	BBB	BBB	Float	10,500,000	1.50%	0.00%	5.20%
	OC Target	-	-	-	-	18,200,000	2.60%	-	-
	After the Stepdown Date the subordinates may receive principal payments
	Zero initial OC building to 2.60% of original pool balance

Trigger Event	A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:
	(i) The Product of a) 40% and b) the Senior Enhancement Percentage equals or exceeds the 60+ day Delinquency Percentage
	(ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

	Distribution Dates		Cumulative Realized Loss Percentage
					Adjustable Pool
	June 2006 - May 2007				3.50% plus an additional 1/12th of 2.00% for each month thereafter
	June 2007 - May 2008				5.50% plus an additional 1/12th of 1.50% for each month thereafter
	June 2008 - May 2009				7.00% plus an additional 1/12th of 0.75% for each month thereafter
	June 2009 - May 2010				7.75% plus an additional 1/12th of 0.25% for each month thereafter
	June 2010 and afterwards				8.00% thereafter

Loss Coverage		First Principal Loss
		Static LIBOR			Forward LIBOR
	Class	CDR	Cum Loss	WAL	CDR	Cum Loss	WAL
	M-1	24.30%	19.3%	6.5%	23.60%	19.0%	6.6%
	M-2	16.70%	15.2%	8.2%	15.90%	14.7%	8.3%
	M-3	12.70%	12.5%	10.1%	11.70%	11.8%	10.2%
	B	11.10%	11.3%	12.2%	10.36%	10.7%	12.4%

	40% loss severity
	12 month lag in recoveries
	Trigger failing
	Run to maturity
	Defaults are in addition to prepayments
	Prepayments at Pricing Speed (115 PPC for Group I and 28 CPR for Group II)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Issuer	Centex Home Equity Loan Trust, Series 2003-B

Excess Spread

		Static	Forward	Forward	Forward	Forward			Static	Forward	Forward	Forward	Forward
Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR	12m LIBOR	Period	Paydate	XS Spread	XS Spread	1m LIBOR	6m LIBOR	12m LIBOR
1	7/25/2003	424	424	1.32	1.23	1.24	43	1/25/2007	584	604	3.53	3.71	3.89
2	8/25/2003	423	427	1.26	1.21	1.25	44	2/25/2007	583	601	3.59	3.76	3.94
3	9/25/2003	428	432	1.26	1.20	1.28	45	3/25/2007	595	624	3.65	3.82	4.00
4	10/25/2003	439	446	1.19	1.19	1.30	46	4/25/2007	582	602	3.70	3.88	4.05
5	11/25/2003	438	448	1.16	1.20	1.34	47	5/25/2007	585	612	3.77	3.93	4.10
6	12/25/2003	447	458	1.15	1.21	1.38	48	6/25/2007	580	602	3.82	3.99	4.15
7	1/25/2004	447	454	1.21	1.24	1.43	49	7/25/2007	583	606	3.87	4.05	4.20
8	2/25/2004	452	460	1.19	1.29	1.47	50	8/25/2007	578	593	3.93	4.10	4.24
9	3/25/2004	464	471	1.20	1.35	1.52	51	9/25/2007	579	594	3.98	4.16	4.28
10	4/25/2004	460	464	1.26	1.41	1.57	52	10/25/2007	584	604	4.04	4.21	4.32
11	5/25/2004	467	473	1.23	1.47	1.62	53	11/25/2007	580	597	4.09	4.27	4.36
12	6/25/2004	467	466	1.34	1.54	1.68	54	12/25/2007	585	606	4.15	4.32	4.40
13	7/25/2004	474	464	1.50	1.60	1.73	55	1/25/2008	580	594	4.20	4.37	4.43
14	8/25/2004	472	460	1.54	1.64	1.80	56	2/25/2008	580	591	4.26	4.39	4.47
15	9/25/2004	475	461	1.58	1.68	1.87	57	3/25/2008	588	610	4.31	4.41	4.50
16	10/25/2004	481	465	1.62	1.72	1.95	58	4/25/2008	579	592	4.36	4.42	4.54
17	11/25/2004	478	460	1.66	1.76	2.02	59	5/25/2008	583	602	4.41	4.44	4.57
18	12/25/2004	483	464	1.70	1.80	2.10	60	6/25/2008	578	592	4.46	4.45	4.60
19	1/25/2005	480	458	1.74	1.84	2.19	61	7/25/2008	582	608	4.31	4.46	4.63
20	2/25/2005	481	457	1.78	1.94	2.27	62	8/25/2008	578	596	4.36	4.51	4.67
21	3/25/2005	504	487	1.81	2.04	2.36	63	9/25/2008	577	595	4.40	4.55	4.70
22	4/25/2005	505	492	1.85	2.15	2.44
23	5/25/2005	527	523	1.89	2.26	2.53
24	6/25/2005	531	529	1.93	2.38	2.62
25	7/25/2005	532	511	2.33	2.51	2.72
26	8/25/2005	527	500	2.39	2.57	2.79
27	9/25/2005	524	499	2.46	2.64	2.86
28	10/25/2005	526	508	2.53	2.70	2.93
29	11/25/2005	521	508	2.59	2.76	3.00
30	12/25/2005	527	520	2.66	2.83	3.07
31	1/25/2006	523	510	2.72	2.89	3.14
32	2/25/2006	523	508	2.78	2.97	3.21
33	3/25/2006	539	537	2.84	3.04	3.28
34	4/25/2006	530	527	2.90	3.11	3.35
35	5/25/2006	538	546	2.96	3.19	3.41
36	6/25/2006	535	544	3.02	3.26	3.48
37	7/25/2006	591	596	3.16	3.34	3.55
38	8/25/2006	585	583	3.22	3.40	3.61
39	9/25/2006	588	590	3.28	3.46	3.67
40	10/25/2006	593	604	3.35	3.52	3.72
41	11/25/2006	587	604	3.41	3.58	3.78
42	12/25/2006	590	614	3.47	3.65	3.84

Run at 115 PPC for the Group I Loans and 28 CPR for the Group II Loans

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.